Exhibit 99.4

Execution Version

THIS STOCKHOLDERS AGREEMENT, dated as of April 9, 2017 (this “Agreement”), among (i) Swift Transportation Company (to be renamed Knight-Swift Transportation Holdings Inc.), a Delaware corporation (the “Company”), and (ii) Gary J. Knight, The Gary J. Knight Revocable Living Trust dated May 19, 1993, as amended, and the Persons that may join this Agreement from time to time in accordance with Section 3.01(a) (collectively, the “Stockholders”). Capitalized terms are defined in Section 1.01.

WHEREAS, concurrently herewith, the Company, Knight Transportation, Inc., an Arizona corporation (“Rook”), and Bishop Merger Sub, Inc., an Arizona corporation and a wholly-owned Subsidiary of the Company (“Merger Sub”), are entering into an Agreement and Plan of Merger, dated as of the date hereof (as amended, modified or supplemented from time to time, the “Merger Agreement”), pursuant to which the parties thereto have agreed to effect a business combination by means of (i) an amendment and restatement of the certificate of incorporation of the Company pursuant to which, among other things, the Company’s corporate name will change to “Knight-Swift Transportation Holdings Inc.” and each issued and outstanding share of Company Common Stock and Company Class B Common Stock will be treated as provided therein; and (ii) a subsequent merger of Merger Sub with and into Rook (the “Merger”), in accordance with the terms of the Merger Agreement, pursuant to which Rook will survive as a wholly-owned Subsidiary of Bishop and, except as set forth therein, each issued and outstanding share of common stock, par value $0.01 per share, of Rook will be converted into the right to receive one (1) share of Company Common Stock, all on the terms and subject to the conditions set forth in the Merger Agreement;

WHEREAS, the Board of Directors has approved the execution, delivery and performance of this Agreement; and

WHEREAS, the Company and the Stockholders desire to establish in this Agreement certain arrangements to be effective upon the Effective Time with respect to the Shares beneficially owned by the Stockholders and certain agreements with respect to the corporate governance of the Company, the acquisition and the disposition of securities of the Company by the Stockholders and their affiliates and other matters.

NOW, THEREFORE, in consideration of the foregoing and the mutual premises, representations, warranties, covenants and agreements contained in this Agreement, the parties, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions

SECTION 1.01.         Definitions. As used in this Agreement, the following terms shall have the following meanings:

An “affiliate” of any Person means another Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first Person. Neither the Company nor any of its Subsidiaries, on the one hand, nor any Stockholder, nor any of its Subsidiaries, on the other hand, shall be deemed an affiliate of the other for purposes of this Agreement.

“Agreement” has the meaning set forth in the preamble to this Agreement.

“beneficial owner” and words of similar import have the meaning assigned to such terms in Rule 13d-3 promulgated under the Exchange Act; provided that, for purposes of this Agreement, a Person shall be deemed to beneficially own the Shares underlying any options, warrants or convertible, exchangeable or similar securities, whether or not such options, warrants or convertible, exchangeable or similar securities are then (or within 60 days will be) exercisable, convertible or exchangeable for or into Shares.

“Board” or “Board of Directors” means the Board of Directors of the Company, except where the context requires otherwise.

“Business Day” means (i) for so long as Shares are listed or admitted for trading on the NYSE or another national securities exchange, a day on which the NYSE or such other national securities exchange is open for business and trading in Shares is not suspended or restricted or (ii) if Shares cease to be so listed, any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by Law or executive order to close.

“Company” has the meaning set forth in the preamble to this Agreement and shall include any successor by merger or consolidation. In the event that the Company is a constituent corporation in a merger pursuant to Section 251(g) of the General Corporation Law of the State of Delaware (or any successor provision thereto) or any equivalent provision of the laws of another jurisdiction of the United States, the holding company resulting therefrom shall thereafter constitute the Company for purposes hereof.

“Company Class B Common Stock” means the Class B common stock, par value $0.01 per share, of the Company.

“Company Common Stock” means the Class A common stock, par value $0.01 per share, of the Company.

“Delaware Courts” has the meaning assigned to such term in Section 4.08.

“Director” means a member of the Board of Directors.

“Effective Time” means the effective time of the Merger.

“Equity Security” means (a) any Shares and (b) any options, warrants or convertible, exchangeable or similar securities exercisable, convertible or exchangeable for or into Shares, whether or not such options, warrants or convertible, exchangeable or similar securities may be then exercised, converted or exchanged.

“Exchange Act” means the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, as amended.

“Family” means, with respect to any natural person, such person’s lineal descendants (whether by blood or marriage), such person’s ancestral forebears and any current spouse of such person.”

“Family Stockholders” means Kevin J. Knight and the other “Stockholder” parties to that certain Stockholders Agreement entered into as of the date hereof by and among the Company, Kevin J. Knight and the other parties thereto.

“Group” means any “group” as defined in Section 13(d)(3) of the Exchange Act (it being agreed that a party may be deemed a member of a “group” for purposes of this Agreement whether or not such party beneficially owns any Equity Securities of the other party, irrespective of whether such party would otherwise be deemed a member of a “group” for purposes of the Exchange Act due to the absence of such beneficial ownership).

“Governmental Entity” means any transnational, Federal, state, local or foreign government, or any court of competent jurisdiction, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, or any national securities exchange or national quotation system on which equity securities issued by the Company or any of its Subsidiaries are listed or quoted.

“Law” means any statute, law, ordinance, rule or regulation of any Governmental Entity.

“Merger” has the meaning set forth in the recitals to this Agreement.

“Merger Agreement” has the meaning set forth in the recitals to this Agreement.

“Merger Sub” has the meaning set forth in the recitals to this Agreement.

“NYSE” means the New York Stock Exchange.

“Person” means any individual, corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any limited liability company or joint stock company), firm or other enterprise, association, organization, entity or Governmental Entity.

“Restricted Period” means any period of time from and after the Effective Time during which the Stockholders Voting Percentage Interest is equal to or in excess of 5%.

“Rook” has the meaning set forth in the recitals to this Agreement.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933 and the rules and regulations promulgated thereunder, as amended.

“Shares” means any outstanding shares of capital stock of the Company having the right to vote generally in the election of Directors of the Company.

“Stockholder” has the meaning set forth in the preamble to this Agreement

“Stockholders Percentage Interest” means, as of any date of determination, the percentage of all outstanding Shares that is beneficially owned by the Stockholders and the Family Stockholders, in the aggregate, as of such date.

“Stockholders Voting Percentage Interest” means, as of any date of determination, the percentage of the outstanding Voting Power held by the Stockholders and the Family Stockholders as of such date, in the aggregate.

“Subsidiary” or “Subsidiaries” when used with respect to any party shall mean any corporation or other organization (including a limited liability company or a partnership), whether incorporated or unincorporated, of which such party directly or indirectly owns or controls at least a majority of the securities or other interests having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions with respect to such corporation or other organization, or any organization of which such party is a general partner or managing member.

“Transfer” means, directly or indirectly, to sell, transfer, assign, pledge, encumber, hypothecate or similarly dispose of (by operation of law or otherwise), either voluntarily or involuntarily, or to enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, assignment, pledge, encumbrance, hypothecation or similar disposition of (by operation of law or otherwise), any Shares or any interest in any Shares. For purposes of Article III, the Transfer (including by way of issuance, sale, disposition or any other means) of any shares of capital stock of, or other equity or beneficial interest in, any Stockholder shall constitute a Transfer of Shares by such Stockholder.

“Voting Power” means the ability to vote or to control, directly or indirectly, by proxy or otherwise, the vote of any Shares at the time such determination is made; provided, however, that a Person will not be deemed to have Voting Power as a result of an agreement, arrangement or understanding to vote such Shares if such agreement, arrangement or understanding (a) arises solely from a revocable proxy or consent given in response to a public proxy or consent solicitation made pursuant to the applicable rules and regulations under the Exchange Act and (b) is not also then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report).

ARTICLE II

Limitations on Purchases of
Equity Securities and Other Actions

SECTION 2.01.         Acquisition of Shares. Without the prior approval of the Board of Directors, during the Restricted Period, each Stockholder shall not, and shall cause his, her or its controlled affiliates and his, her or its or his, her or its controlled affiliates’ respective advisors, agents and representatives (in each case, acting on such Stockholder’s or any such affiliate’s behalf) not to, directly or indirectly (including by means of any derivative instrument, through one or more intermediaries or otherwise), acquire, agree to acquire, or make a proposal to acquire beneficial ownership of any Shares if, after giving effect to such acquisition, the Stockholders Percentage Interest would exceed fifteen percent (15%); provided that the foregoing shall not prohibit the receipt by any Stockholder of a grant of Equity Securities issued to him or her by the Company in his or her capacity as an officer, director or employee of the Company or any of its Subsidiaries.

SECTION 2.02.         Additional Limitations. Without the prior approval of the Board of Directors, during the Restricted Period, each Stockholder shall not, and shall cause his, her or its controlled affiliates and his, her or its or his, her or its controlled affiliates’ respective advisors, agents and representatives (in each case, acting on such Stockholder’s or any such affiliate’s behalf):

(a)          seek, make or take any action to solicit, initiate or knowingly encourage, any offer or proposal for, or any indication of interest in, a merger, consolidation, tender or exchange offer, sale or purchase of assets or securities or other business combination or any dissolution, liquidation, restructuring, recapitalization or similar transaction in each case involving the Company or any of its Subsidiaries or the acquisition of any equity interest in, or a substantial portion of the assets of the Company or any of its Subsidiaries (other than the acquisition of beneficial ownership of Shares permitted under Section 2.01);

(b)          form or join or in any way participate in a Group with respect to any Shares (other than a “group” composed solely of the Stockholders or the Family Stockholders);

(c)          make, or direct any person to make or in any way participate in (including announcing its intention to vote with any Person), or direct anyone to participate in, directly or indirectly, any “solicitation” of “proxies” to vote (as such terms are used in the rules of the SEC) any Shares or to take shareholder action by written consent;

(d)          call or request the calling of a meeting of the Company’s stockholders, submit any proposal for action by the stockholders of the Company, request the removal of any member of the Board of Directors or nominate candidates for election to the Board of Directors;

(e)          make a claim or otherwise commence litigation against the Company or any of its Subsidiaries or any of their respective directors, officers or employees (provided that the foregoing shall not prohibit a Stockholder or any of its, his or her affiliates from making a claim or otherwise commencing litigation against the Company or any of its Subsidiaries to enforce rights (i) under legally binding contracts it, him or her has entered with the Company or any of its Subsidiaries or (ii) relating to indemnification by the Company or any of its Subsidiaries pursuant to their articles of incorporation, certificate of incorporation, bylaws, or similar governing document);

(f)          make any public statement that disparages the Company or any of its Subsidiaries or any of their respective directors, officers, employees or businesses;

(g)          publicly disclose any intention, plan or arrangement inconsistent with the foregoing or make any public statement or disclosure regarding any of the matters set forth in this Article II; or

(h)          publicly request, propose or otherwise seek an amendment or waiver of the provisions of this Article II.

ARTICLE III

Transfer of Shares

SECTION 3.01.         Limitation on Transfer of Shares. During the Restricted Period, any Transfer of Shares by any Stockholder shall be subject to the following limitations:

(a)          no Shares may be Transferred, to any Person or Group, if, after giving effect to such Transfer such Person or Group would, to the knowledge of any Stockholder, beneficially own, or have the right to acquire, 7% or more of the Voting Power of the Company, unless such Transfer is to any member of the Family of a Stockholder, but only if such Family member agrees to be bound by the terms of this Agreement as a Stockholder and execute a joinder reasonably satisfactory to the Company at the time of such Transfer;

(b)          no Shares may be Transferred to any competitor of the Company or any of its Subsidiaries (as reasonably determined by the Company); and

(c)          if such Transfer is an open market sale, such Transfer shall be made in accordance with the volume and manner of sale restrictions under Paragraphs (e)(1) and (f) of Rule 144 under the Securities Act (regardless of whether the volume and manner of sale restrictions therein are otherwise applicable);

provided, however, that the restrictions in this Section 3.01(a) shall not apply to (i) sales pursuant to a widely disbursed public offering of Shares registered under the Securities Act, (ii) any Transfers of Shares pursuant to an offer or transaction approved or recommended by the Board of Directors or (iii) any foreclosure or settlement pursuant to the terms of any pledge or hedging transaction entered into by such Stockholder.

SECTION 3.02.         Notice. During the Restricted Period, each Stockholder shall notify the Company in writing of any disposition or acquisition of Equity Securities by such Stockholder within two (2) Business Days after such disposition or acquisition. The filing by a Stockholder of a Form 4 disclosing such disposition or acquisition within such two (2) Business Day period shall be deemed to satisfy such Stockholder’s notice obligation under this Section 3.02.

SECTION 3.03.         Improper Transfers. Any attempted Transfer in violation of this Agreement shall be of no effect and null and void, shall confer no rights or privileges in or with respect to the Company to the purported transferee, regardless of whether the purported transferee has any actual or constructive knowledge of the Transfer restrictions set forth in this Agreement, and shall not be recorded on the stock transfer books of the Company.

ARTICLE IV

Miscellaneous

SECTION 4.01.         Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly delivered and received hereunder (a) four business days after being sent by registered or certified mail, return receipt requested, postage prepaid, (b) one business day after being sent for next business day delivery, fees prepaid, via a reputable nationwide overnight courier service, or (c) immediately upon delivery by hand or by facsimile (with a written or electronic confirmation of delivery), if sent during normal business hours of the recipient, or if not sent during normal business hours of the recipient, then on the recipient’s next business day, in each case to the intended recipient as set forth below:

(a) if to any of the Stockholders, to:

Knight Transportation, Inc.
20002 North 19th Avenue
Phoenix, Arizona 85027
Fax: (480) 425-3998
Attention: General Counsel

with a copy to:

Fried, Frank, Harris, Shriver & Jacobson, LLP
One New York Plaza
New York, New York 10004
Fax: (212) 859-4000
Attention: Philip Richter

(b) if to the Company, to:

Swift Transportation Company
2200 S. 75th Avenue
Phoenix, Arizona 85043
Attention: General Counsel
Facsimile: (623) 907-7464

with a copy to:

Knight Transportation, Inc.
20002 North 19th Avenue
Phoenix, Arizona 85027
Fax: (480) 425-3998
Attention: General Counsel

with a copy to:

Fried, Frank, Harris, Shriver & Jacobson, LLP
One New York Plaza
New York, New York 10004
Fax: (212) 859-4000
Attention: Philip Richter

with a copy to:

Kirkland & Ellis LLP
601 Lexington Avenue
New York, New York 10022
Attention: Daniel E. Wolf
Michael P. Brueck
Claire E. James
Facsimile: (212) 446-4900

SECTION 4.02.         Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense unless otherwise provided herein.

SECTION 4.03.         Amendments; Waivers.

(a)          No provision of this Agreement may be amended or waived unless such amendment or waiver is in writing and signed, (i) in the case of an amendment, by the Company (with the prior approval of the Board of Directors) and the Stockholders, and (ii) in the case of a waiver against the Company, by the Company (with the prior approval of the Board of Directors), or in the case of a waiver against any of the Stockholders, by the Stockholders.

(b)          Except as provided in this Agreement, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, or delay or omission in the exercise of any right, power or remedy accruing to any party as a result of any breach or default hereunder by any other party shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained in this Agreement. The waiver by any party hereto of a breach of any provision hereunder shall not operate or be construed as a waiver of any prior or subsequent breach of the same or any other provision hereunder.

SECTION 4.04.         Interpretation. When a reference is made in this Agreement to a Section, Subsection or Exhibit, such reference shall be to a Section or Subsection of, or an Exhibit to, this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”. The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The words “date hereof” shall refer to the date of this Agreement. The term “or” is not exclusive. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms. Any agreement or instrument defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement or instrument as from time to time amended, modified or supplemented. The original parties hereto have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement. The parties each hereby acknowledge that this Agreement reflects an agreement between sophisticated parties derived from arm’s-length negotiations. Further, prior drafts of this Agreement or any ancillary agreements hereto or the fact that any clauses have been added, deleted or otherwise modified from any prior drafts of this Agreement or any ancillary agreements hereto shall not be used as an aide of construction or otherwise constitute evidence of the intent of the parties hereto; and no presumption or burden of proof shall arise favoring or disfavoring any party hereto by virtue of such prior drafts.

SECTION 4.05.         Severability. If any provision of this Agreement is invalid, illegal or unenforceable, that provision will, to the extent possible, be modified in such a manner as to be valid, legal and enforceable but so as to retain most nearly the intent of the parties as expressed herein, and if such a modification is not possible, that provision will be severed from this Agreement, and in either case the validity, legality and enforceability of the remaining provisions of this Agreement will not in any way be affected or impaired thereby. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only as broad as is enforceable.

SECTION 4.06.         Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the parties hereto.

SECTION 4.07.         Entire Agreement; No Third-Party Beneficiaries; Several Obligations. This Agreement, and (to the extent referenced herein) the Merger Agreement and the Registration Rights Agreement, constitutes the entire agreement, and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and thereof and this Agreement is not intended to confer upon any Person, other than the parties hereto any rights, remedies, obligations or liabilities under or by reason of this Agreement.

SECTION 4.08.         Governing Law. This Agreement and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the Laws of the State of Delaware. The parties hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the Court of Chancery of the State of Delaware and of the federal court of United States of America, in each case located in Wilmington, Delaware (the “Delaware Courts”) for any litigation arising out of or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any litigation relating thereto except in such courts), waives any objection to the laying of venue of any such litigation in the Delaware Courts and agrees not to plead or claim in any Delaware Court that such litigation brought therein has been brought in an inconvenient forum. Each party to this Agreement irrevocably waives the right to a trial by jury in connection with any matter arising out of this Agreement and, to the fullest extent permitted by Applicable Law, any defense or objection it may now or hereafter have to the laying of venue of any proceeding under this Agreement brought in the Delaware Courts and any claim that any proceeding under this Agreement brought in any such court has been brought in an inconvenient forum.

SECTION 4.09.         Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise, by any of the parties without the prior written consent of the other parties hereto (and, in the case of the consent of the Company, the prior approval of the Board of Directors). Any purported assignment without such prior written consent shall be void. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

SECTION 4.10.         Enforcement; Information. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties will be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, without the necessity of proving the inadequacy of money damages as a remedy, this being in addition to any other remedy to which they are entitled at Law or in equity. Each Stockholder shall provide the Company with such information regarding the direct or indirect ownership of Shares and holding of Voting Power by such Stockholder, members of such Stockholder’s Family and their respective affiliates and any agreements (including hedging, pledge or derivative transaction agreements) relating to any Shares or Voting Power to which any of them may be a party, in each case as may be requested from time to time by the Company.

SECTION 4.11.         Effectiveness; Termination. This Agreement shall become effective as of the Effective Time. In the event that the Merger Agreement shall be terminated in accordance with its terms prior to the Effective Time, this Agreement shall thereupon terminate.

SECTION 4.12.         Confidentiality.

(a)          Each Stockholder agrees to maintain, and shall cause each of its controlled affiliates, directors, officers, employees and other representatives (including any Director) to maintain, the confidentiality of all non-public information obtained by such Stockholder from the Company or any of its Subsidiaries or their respective directors, officers, employees or agents, and not to use such information for any purpose other than (i) the evaluation and protection of the investment by the Stockholders in the Company, (ii) the exercise by the Stockholders of any of their respective rights under this Agreement and (iii) the exercise by the Directors of their fiduciary duties as Directors of the Company.

(b)          Notwithstanding the foregoing, the confidentiality obligations of Section 4.12(a) will not apply to information obtained other than in violation of this Agreement:

(i)          which such Stockholder or any of its officers, employees, representatives, consultants or advisors is required to disclose by judicial or administrative process, or by other requirements of applicable Law (including any applicable rule, regulation or order of a self-governing authority, such as the NYSE); provided, however, that, where and to the extent practicable and legally permissible, the disclosing party (A) gives the other party reasonable notice of any such requirement and, to the extent protective measures consistent with such requirement are available, the opportunity to seek appropriate protective measures and (B) cooperates with such party in attempting to obtain such protective measures;

(ii)         which becomes available to the public other than as a result of a breach of Section 4.12(a);

(iii)        which is already in such Stockholder’s possession prior to disclosure by the Company, provided that, to such Stockholder’s knowledge, such information is not subject to another confidentiality agreement or other obligation of secrecy to the Company;

(iv)        which has been, is or becomes independently developed by such Stockholder or on its behalf without a breach of Section 4.12(a); or

(v)         which has been provided on a non-confidential basis to such Stockholder or any of its officers, employees, representatives, consultants or advisors by a third party who obtained such information other than from any such Person or other than as a result of a breach of Section 4.12(a); provided that, to such Stockholder’s knowledge, such other source is not bound by a confidentiality obligation to the Company.

SECTION 4.13.         Representations and Warranties. The Company represents and warrants to the Stockholders, and each of the Stockholders represents and warrants to the Company, that as of the date of this Agreement:

(a)          it has all requisite corporate or limited liability company power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement and to consummate the transactions contemplated by this Agreement;

(b)          the execution and delivery by it of this Agreement and the consummation by it of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or limited liability company action on its part; and

(c)          this Agreement has been duly executed and delivered by it, and (assuming the due authorization, execution and delivery by each of the other parties to this Agreement) constitutes a legal, valid and binding obligation, enforceable against it in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency and other Laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

SECTION 4.14.         Acknowledgment of Securities Laws. Each Stockholder hereby acknowledges that it is aware, and that it will advise its representatives who are informed as to the material non-public information that is the subject of Section 4.12, that the United States securities Laws prohibit any Person who has received from an issuer material, non-public information from purchasing or selling securities of such issuer or from communication of such information to any other Person under circumstances in which it is reasonably foreseeable that such Person is likely to purchase or sell such securities.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Swift Transportation Company

By:	/s/ Virginia Henkels
	Name:	Virginia Henkels
	Title:	Executive Vice President and
Chief Financial Officer

/s/ Gary J. Knight
GARY J. KNIGHT

The Gary J. Knight Revocable Living Trust dated May 19, 1993, as amended

By:	/s/ Gary J. Knight
	Name:	Gary J. Knight
	Title:	Trustee

[Stockholders Agreement Signature Page]